SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
   (1) Title of each class of securities to which transaction applies:
   ________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
   ________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
   ________________________________________________________________________
   (5) Total fee paid:
   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _______________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
    _______________________________________________________________________
    (3) Filing Party:
    _______________________________________________________________________
    (4) Date filed:
    _______________________________________________________________________

                    Notice of Annual Meeting of Shareholders
                                   To Be Held
                                 August 22, 2003

To the Shareholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 22, 2003, to consider the following matter:

(1) The election of four Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (Richard D. Kurtz, M. Scott Farese, Ward Harper, and Stephen P. Soltwedel) are described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on June 27, 2003 as the record date for the Annual Meeting. Only shareholders who owned the Company's Common Stock at the close of business on June 27, 2003 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of Shareholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose relevant to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                        By Order of the Board of Directors



                                        /s/ Susan A. Schmidt
                                        --------------------
                                        Susan A. Schmidt
July 25, 2003                           Secretary

                                 Proxy Statement
                         Annual Meeting of Shareholders
                                 August 22, 2003


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Shareholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 22, 2003, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.


All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the four nominees to the Board of Directors. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matter set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.


This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Shareholders, Proxy and 2003 Annual Report to Shareholders are being sent to Shareholders on or about July 25, 2003.



                                VOTING SECURITIES

June 27, 2003 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 13,407,783 shares of Class A and Class B Common Stock, $.001 par value. A quorum, representing a majority of the total outstanding shares, must be established for the meeting to be held and any action to be taken. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned. As a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of the election.


Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Corporation believes that, in accordance with New York Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote on matters relating to the election of directors. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

ELECTION OF DIRECTORS

A Board of four Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the four persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors. The Board of Directors does not have a nominating committee.

The following persons are nominees for election as Directors:

      Name                 Age                    Position
      ----                 ---                    --------
Richard D. Kurtz           51                     Chairman of the Board

M. Scott Farese            46                     Director

Ward Harper                50                     Director

Stephen P. Soltwedel       56                     Director


Set forth below is certain information relating to the other officers of the
Company:

         Name              Age                    Position
         ----              ---                    --------
Paul D. Ludwig             40                     President

Susan A. Schmidt           38                     Chief Financial Officer
                                                    and Secretary


Richard D. Kurtz - Chairman of the Board and Chief Executive Officer
--------------------------------------------------------------------
Mr. Kurtz became a Director of the Company in February 2000, was elected Chairman of the Board in July 2000, and was appointed Chief Executive Officer in February 2003. Prior to joining Advanced Photonix, he was Director of Client Services and Strategic Planning for Quantum Compliance Systems Inc., a privately owned software company specializing in the development and installation of Environmental Health and Safety Management systems. Mr. Kurtz continues as an equity owner in Quantum and was employed there from July 2001 through February 2003. Prior to joining Quantum, Mr. Kurtz's career reflects 25 years in sales, marketing and strategic planning for various aerospace, automotive, distribution and medical companies. Most recently, he was Vice President of Sales and Marketing for Filtertek Inc., an ESCO Technology company, for over 13 years.

M. Scott Farese - Director
--------------------------
Mr. Farese became a director of the Company in August 1998. He is currently a Business Unit Director for Filtertek Inc. Mr. Farese joined Filtertek in 1991. Filtertek, a subsidiary of ESCO Technologies, is the largest worldwide producer of custom filtration products and fluid control devices and the world's largest manufacturer of custom molded filter elements.

Ward Harper - Director
----------------------
Mr. Harper became a director of the Company in May 2003. He is currently an attorney in private solo practice in Utah. Mr. Harper has been a practicing attorney for the past 14 years before the U.S. Court and U.S. Court of Appeals, Tenth Circuit. Prior to going into private practice, Mr. Harper was an Attorney/Advisor for U.S. Administrative Law Judges and was also the Attorney in charge of public benefits litigation for the Salt Lake City Office of Legal Services Corporation.

Stephen P. Soltwedel - Director
-------------------------------
Mr. Soltwedel became a director of the Company in February 2000. Since 1972, he has been employed by Filtertek, Inc. and is currently Vice President and Chief Financial Officer. Prior to joining Filtertek, Mr. Soltwedel was employed by the public accounting firm of Baillies Denson Erickson & Smith in Lake Geneva, WI.

Paul D. Ludwig - President
--------------------------
Mr. Ludwig joined the Company in August 2002 through the acquisition of Silicon Sensors, LLC, where he was President and co-owner since 1996. Mr. Ludwig became the Chief Operating Officer of Advanced Photonix, Inc. at the time of acquisition and was promoted to President in February 2003. Prior to joining Silicon Sensors, Mr. Ludwig spent 11 years at Honeywell, Inc. holding sales, marketing and management responsibilities in their Sensing and Control group.

Susan A. Schmidt - Chief Financial Officer and Secretary
--------------------------------------------------------
Ms. Schmidt joined the Company in March 2000. From 1997 to 2000, she was Director of Finance - Amphitheaters for SFX Entertainment, Inc. in Encino, CA. SFX was a New York-based promoter and producer of live entertainment events. From 1992 to 1997 she was Controller for Revchem Plastics, Inc., a privately held distribution company serving the reinforced plastics industry, and Durall Plastics, Inc., Revchem Plastics Inc.'s sister manufacturing company in Rialto, CA.

Directors serve annual terms until the next annual meeting of Shareholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filing of Form 3 by Paul Ludwig to report initial ownership of securities upon being appointed Chief Operating Officer on August 21, 2002, which was reported on September 10, 2002.


Meetings and Committees of the Board of Directors
-------------------------------------------------
The Board of Directors held seven meetings during the fiscal year ended March 30, 2003. The Board of Directors has the following standing committees:
Compensation Committee, Audit Committee and Special Committee. The Compensation Committee was established to evaluate directors and management compensation plans as well as the Company's stock option and incentive plans. The
Compensation Committee met once during fiscal 2003. The members of the Compensation Committee are Mr. Farese, Mr. Harper, and Mr. Soltwedel. Mr. Kurtz was a member of the Compensation Committee until February 2003, when he became Chief Executive Officer of the Corporation.

The Special Committee was established during fiscal year 2002 to focus on the Corporation's demands for governance, future development and any other duties assigned by the Board of Directors. The Special Committee did not meet independently during fiscal 2003; all discussions and decisions were made as part of the regular board meetings. The members of the Special Committee are Mr. Farese, Mr. Kurtz and Mr. Soltwedel.

The Audit Committee is comprised of three independent directors: Mr. Soltwedel, Mr. Farese and Mr. Harper. To maintain Audit Committee independence, Mr. Kurtz, who was a member of the Audit Committee until his appointment as Chief Executive Officer in February 2003, was replaced by Mr. Harper in May 2003. Currently, all members of the Audit Committee are independent directors as defined by the listing requirements of the American Stock Exchange. The Audit Committee held one independent meeting during the fiscal year ended March 30, 2003; all other meetings and financial reviews were held as part of the regular board meetings. As set forth in the Audit Committee Charter, the Audit Committee is responsible for, among other things, (a) reviewing the professional services and independence of the independent auditors, (b) ensuring that the scope of the annual external audit is sufficiently comprehensive, (c) reviewing, in consultation with the independent auditors, the plan and results of the annual audit and the adequacy of the Company's internal control systems and (d) reviewing the results of such audit.

Audit Committee Report
----------------------
The Audit Committee of the Company's Board of Directors is composed of three independent Directors and operates under a written charter adopted by the Board of Directors and the Audit Committee. The Audit Committee assists the Board, through review and recommendation, in its oversight responsibility related to the quality and integrity of the Company's financial information and reporting functions, the adequacy and effectiveness of the Company's system of internal accounting and financial controls, and the independent audit process.

The Company's Management has the primary responsibility for the quality and integrity of the financial statements and the reporting process including the system of internal controls. The Company's independent public accountants, Farber & Hass LLP, are responsible for performing an audit and expressing an opinion as to whether the Company's financial statements are fairly presented, in all material respects, in conformity with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit, and approves all payments to the independent auditors for services performed. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended March 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Advanced Photonix's independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Stephen Soltwedel
M. Scott Farese
Ward Harper

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.

                                  SUMMARY COMPENSATION TABLE
                                                                                   Long Term Compensation
                                                                       --------------------------------------------------
                                           Annual Compensation                  Awards           Payouts
                                           -------------------                  ------           -------
                                                            Other                    Securities
                                                            Annual      Restricted   Underlying   LTIP       All Other
                               Fiscal   Salary    Bonus  Compensation  Stock Awards   Options    Payouts    Compensation
Name and Principal Position     Year     ($)       ($)       ($)           ($)          (#)        ($)          ($)(1)
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------

Richard D. Kurtz                2003    22,000      -       11,500          -            -          -             100
Chairman of the Board and       2002     n/a       n/a      10,000          -         245,000       -           n/a
Chief Executive Officer(2)      2001     n/a       n/a      10,000          -         150,000       -           n/a
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------
Paul D. Ludwig                  2003    97,000      -        4,000          -         100,000       -           7,000
President                       2002     n/a       n/a        n/a          n/a          n/a        n/a          n/a
                                2001     n/a       n/a        n/a          n/a          n/a        n/a          n/a
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------
Brock Koren                     2003   155,000      -          -            -            -          -          86,000
President and Chief Executive   2002   175,000      -          -            -         100,000       -          16,300
Officer(3)                      2001   175,000      -          -            -          50,000       -           9,400
------------------------------- ------ --------- -------- ------------ ------------- ----------- --------- ---------------
(1) Represents amounts paid by the Company on behalf of the named person in connection with the Company's benefits plans, 401(k) Retirement Plan, vacation pay and car allowance.
(2) Mr. Kurtz was appointed to the office of Chief Executive Officer in February
    2003, following the resignation of Mr. Koren. Other annual compensation and securities underlying options reflect Director's fees and options granted as part of plans provided to outside directors.
(3) Mr. Koren resigned from his position as President in February 2003.
    Compensation continues through December 2003 under a severance agreement.


Employment Agreements
---------------------
Pursuant to the terms of a three-year Employment Agreement entered into on August 21, 2002, Paul D. Ludwig, our President, is employed at an annual salary of $160,000, with an annual bonus of at least one-third of his salary if certain goals agreed upon with the Compensation Committee are met. Similarly, our Chief Executive Officer, Richard D. Kurtz, entered into a two-year Employment Agreement with the Company on February 10, 2003, whereby he is employed at an annual salary of $160,000, with an annual bonus of at least 40% of his salary if certain goals agreed upon with the Compensation Committee are met. Both officers may receive additional bonuses and stock options as the Board of Directors may from time to time determine. Further, both officers may resign and receive severance payments following a change of control of the Company and are prohibited from competing with the Company for a period of one year following certain terminations of their employment. The Company has other employment and termination agreements with certain current and former employees under which the employees may receive severance pay through the end of the term of the contract. The terms of those contracts vary from 6 months to 1 year.


Stock Options
-------------
The following tables set forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year.


                          Option Grants in Fiscal 2003
                                Individual Grants
--------------------------------- ------------------- ------------------- --------------------- ----------------------

                                 Number of Securities      % of Total
                                      Underlying         Options Granted        Exercise or
                                       Options           to Employees in         Base Price            Expiration
Name(1)                               Granted (#)          Fiscal Year            ($/Sh)                  Date
--------------------------------- ------------------- ------------------- --------------------- ----------------------

Richard D. Kurtz                           -                   -                    -                      -

Paul D. Ludwig                          100,000               41%                  $.61                 8/21/12

Brock Koren                                -                   -                    -                      -

--------------------------------- ------------------- ------------------- --------------------- ----------------------
(1) See "Summary Compensation Table" for principal position.




                               Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                          Number of Securities Underlying    Value of Unexercised
                                                                Unexercised Options          In-the-Money Options
                        Shares Acquired                        at Fiscal Year End (#)        at Fiscal Year End ($)
Name (1)                on Exercise (#)     Value Realized   Exercisable/Unexercisable     Exercisable/Unexercisable
------------------      ---------------     --------------   -------------------------     -------------------------
Richard D. Kurtz              -                  -                420,000 / -                   $57,200 / -

Paul D. Ludwig                -                  -                 20,000 / 80,000               $7,000 / $28,000

Brock Koren                60,000              $8,500                   - / -                         - / -

(1)   See "Summary Compensation Table" for principal position.


Compensation of Directors
-------------------------
During 2003, each independent member of the Board of Directors received an annual retainer in the amount of $4,000, plus directors' fees in the amount of $1,000 for each board meeting attended, plus $500 for each committee meeting attended. In addition, all directors, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. Each of the directors who is not an employee of the Company is also eligible for grants of stock options upon their appointment to the Board of Directors and all directors are eligible for stock option grants on a discretionary basis so long as they remain on the Board under the Advanced Photonix 2000 Stock Option Plan. Directors who are also officers of the Company do not receive cash compensation in consideration for their services as directors.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 27, 2003, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A common stock of the Company, by each director and executive officer and by all directors and officers as a group.

                                                 Class A Common Stock
                                      ------------------------------------------
                                                    Shares Under
                                        Shares       Exercisable       Percent
                                        Owned    Options/Warrants(1)   Voting(2)
                                      ------------------------------------------
Burke, Mayborn Co., Ltd.(3)            823,800           --             6.2

Richard D. Kurtz(4)                     45,000        420,000           3.4

Stephen P. Soltwedel(4)                 14,000        300,000           2.3

M. Scott Farese(4)                      15,000        289,000           2.2

Paul D. Ludwig(4)                       71,100         40,000            .8

Susan A. Schmidt(4)                      500           81,334            .6

All (5) Directors & Officers as a      145,600       1,130,334          8.8
Group


(1) Includes shares under options exercisable on June 27, 2003 and options which become exercisable within 60 days thereafter.

(2) Represents voting power assuming beneficial owner exercises all exercisable options and warrants.

(3)  Includes shares  beneficially owned by Burke,  Mayborne Co., Ltd. and Frank
     M. Burke, Jr. The address of this shareholder is 5500 Preston Road, Suite 315, Dallas, TX 75205.

(4) The address of this shareholder is c/o Advanced Photonix, Inc. 1240 Avenida Acaso, Camarillo, CA 93012.



The following table sets forth, as of June 27, 2003, the aggregated information pertaining to all securities authorized for issuance under the Company's equity compensation plans:

---------------------------------------------------------------------------------------
                                  Number of
                              Securities to be
                                 issued upon       Weighted-average
                                 exercise of        exercise price        Number of
                                 outstanding        of outstanding       securities
                                  options,             options,           remaining
                                warrants and         warrants and      available for
Plan Category                      rights               rights         future issuance
---------------------------------------------------------------------------------------
Equity  compensation plans        1,812,867            $1.46              710,222
approved by shareholders

Equity  compensation plans
not approved by shareholders          -                  -                   -

---------------------------------------------------------------------------------------
          Total                   1,812,867            $1.46              710,222
---------------------------------------------------------------------------------------



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

See "Executive Compensation".


RELATIONSHIP WITH INDEPENDENT AUDITORS

Farber & Hass LLP, independent auditors, audited the Company's financial statements for fiscal years 2000-2003, and have been selected to audit the Company's financial statements for fiscal year 2004. Representatives of Farber & Hass are expected to be present at the Annual Meeting to respond to appropriate questions from Shareholders and to make a statement if they desire to do so.

Independent Auditor Fees
------------------------
The following table sets forth the aggregate fees billed to the Company for the fiscal year ended March 30, 2003, by the Company's independent auditor, Farber & Hass LLP.

       Audit Fees                                  $     60,087
       Financial Information Systems
         Design and Implementation Fees            $      -0-
       All Other Fees                              $     47,150
                                                   ------------
       Total Fees                                  $    107,237

The Audit Committee has considered and determined that the provision of services described above under "All Other Fees" is compatible with maintaining the auditor's independence.

EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.


SHAREHOLDER PROPOSALS

Proposals of Shareholders intended to be presented at the Annual Meeting of Shareholders in 2004 must be received at the Company's principal executive office no later than March 16, 2004.







                                        By Order of the Board of Directors

                                        /s/ Susan A. Schmidt
                                        --------------------
Camarillo, California                   Susan A. Schmidt
July 25, 2003                           Secretary




THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 22, 2003

The undersigned hereby constitutes and appoints Richard D. Kurtz and M. Scott Farese or any one of them, as proxies, with full power of substitution, to vote all shares of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 o'clock A.M.,
Pacific Time, on August 22, 2003, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below (except as marked to the contrary below) [  ]

WITHHOLD AUTHORITY to vote for all nominees listed below [  ]

Richard D. Kurtz, Ward Harper, M. Scott Farese, Stephen P. Soltwedel

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:_____________________, 2003

_________________________________
Signature of Stockholder

_________________________________
Signature of Stockholder

Note: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.